Exhibit 10.9

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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NOVAN PATENT AND KNOW-HOW LICENSE AGREEMENT

THIS NOVAN PATENT AND KNOW-HOW LICENSE AGREEMENT (this “Agreement”) is made as of December 29, 2015 (the “Effective Date”) by and between Novan, Inc., a Delaware corporation with a principal place of business at 4222 Emperor Boulevard, Suite 200, Durham, NC 27703 (“Novan”), and KNOW Bio, LLC, a North Carolina limited liability company with a principal place of business at 627 Davis Drive, Suite 400, Morrisville, NC 27560 (“Licensee”). Novan and Licensee may each be referred to as a “Party,” and together as the “Parties.”

RECITALS

WHEREAS, as of the Effective Date, Licensee is a wholly-owned subsidiary of Novan;

WHEREAS, following the Effective Date, Novan is transferring all of the ownership interests in Licensee to the stockholders of Novan on a pro rata basis, and Novan will no longer have any ownership interest in Licensee;

WHEREAS, Novan owns certain Patents and Know-How related to pharmaceutical and medical device applications of nitric oxide, and Licensee is interested in further developing and commercializing such Patents and Know-How in the Licensee Field (each as defined below);

WHEREAS, contemporaneously with this Agreement, Novan and Licensee are, among other things, entering into three separate license agreements, under which Novan is granting to Licensee a license under certain other Patents owned by Novan and sublicenses under certain Patents licensed by Novan from third parties, in each case in the Licensee Field; and

WHEREAS, subject to the terms and conditions set forth in this Agreement, Novan is willing to grant to Licensee a license under the Novan Patents and to Novan Know-How to further develop and commercialize, on a worldwide basis, Licensed Products (each as defined below) in the Licensee Field.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1. DEFINITIONS. Capitalized terms shall have the meanings ascribed to them below or in this Agreement.

1.1 “Affiliate” means, with respect to a Party, any Person directly or indirectly controlling, controlled by, or under common control with, such Party. For purposes of this definition only, the term “controlled” (including the terms “controlled by” and “under common control with”) as used in this context, means the direct or indirect ability or power to direct or

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cause the direction of management policies of a Person or otherwise direct the affairs of such Person, whether through ownership of equity, voting securities, beneficial interest, by contract or otherwise. For clarity, Novan and Licensee shall not be deemed Affiliates. In addition, Affiliate shall not include any Acquirer of a Party or of any of its Affiliates, where “Acquirer” means, with respect to a Party or its Affiliate, any Third Party that, directly or indirectly, comes to control such Party or such Affiliate, or any Third Party which acquires such Party or such Affiliate, whether by merger or otherwise.

1.2 “Confidential Information” means information disclosed (whether in writing, electronically, orally or by observation) by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) unless in each case such information, as shown by competent evidence:

(a) was known to the Receiving Party or to the general public prior to the Disclosing Party’s disclosure, as demonstrated by contemporaneous written records;

(b) became known to the general public, after the Disclosing Party’s disclosure hereunder, other than through a breach of the confidentiality provisions of this Agreement by the Receiving Party or any Person to whom such Receiving Party disclosed such information;

(c) was subsequently disclosed to the Receiving Party by a Person having a legal right to disclose, without any restrictions, such information; or

(d) was developed by the Receiving Party independent of the Disclosing Party’s Confidential Information.

For clarity, the Novan Know-How constitutes Confidential Information of Novan, and the Licensee New Nitric Oxide Know-How and New Device IP constitutes Confidential Information of Licensee.

1.3 “Control” means, with respect to any Know-How or Patents, that a Party or any of its Affiliates owns such Know-How or Patents and has the ability to grant to the other Party access and a license to the foregoing, including on the terms and conditions set forth in this Agreement, as applicable, without violating the terms of any agreement or other arrangement with any Third Party. The term “Controlled” shall be construed accordingly.

1.4 “Know-How” means any data, results, technology, business information, technical information and other information of any type whatsoever, in any tangible or intangible form, including, without limitation, know-how, intellectual property, practices, techniques, analytical methods and other methods, processes, inventions, developments, development reports, specifications, formulations, formulae, materials or compositions of matter of any type or kind (patentable or otherwise), software, algorithms, marketing reports, expertise, technology, test data (including pharmacological, biological, chemical, biochemical, toxicological, preclinical and clinical test data), analytical and quality control data, stability data, other study data and procedures, case report forms, data analyses, and information contained in submissions to and information from ethical committees and regulatory authorities. Know-How includes any rights, including trade secrets, copyright, database rights or design rights, protecting such Know-How.

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1.5 “Licensed Product” means any pharmaceutical products and medical devices covered by any claim of the Novan Patents or developed utilizing any Novan Know-How, other than any products or devices that incorporate or utilize Novan Particles. For clarity, the products existing as of the Effective Date with the internal Novan designations NVN1000 and NVN4000 are not Licensed Products.

1.6 “Licensee Field” means all diagnostic, therapeutic, prophylactic and palliative uses for any disease, condition or indication in humans or animals that is outside of the Novan Retained Field.

1.7 “Licensee New Nitric Oxide Know-How” means, to the extent Controlled by Licensee or any of its Affiliates, any New Nitric Oxide Know-How that is not New Device IP.

1.8 “Licensee New Nitric Oxide Patents” means, to the extent Controlled by Licensee or any of its Affiliates, any New Nitric Oxide Patents that are not New Device IP.

1.9 “New Device IP” means, to the extent Controlled by Licensee or any of its Affiliates: (a) any Patents that disclose an invention comprising a medical device, and/or a combination of a pharmaceutical product and a medical device, conceived by Licensee or any of its Affiliates during the New Nitric Oxide Period; and (b) any Know-How that (i) comes to be Controlled by Licensee or any of its Affiliates during the New Nitric Oxide Period and (ii) is necessary for the practice of such Patents or otherwise directly relates to a medical device, and/or a combination of a pharmaceutical product and a medical device; but [***].

1.10 “New Nitric Oxide Know-How” means any Know-How that (i) comes to be Controlled by a Party or any of its Affiliates during the New Nitric Oxide Period and (ii) is necessary or useful for the practice of New Nitric Oxide Patents Controlled by such Party or otherwise relates to any nitric oxide-releasing chemistries, materials, formulations, products or devices, or any method of manufacture or use thereof; but [***].

1.11 “New Nitric Oxide Patents” means any Patents Controlled by a Party or any of its Affiliates that (i) disclose an invention conceived by such Party or any of its Affiliates during the New Nitric Oxide Period and (ii) include claims to any nitric oxide-releasing chemistries, materials, formulations, products or devices, or any method of manufacture or use thereof; but [***].

1.12 “New Nitric Oxide Period” means the period beginning on the Effective Date and ending on the third anniversary of the Effective Date.

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.13 “Novan Know-How” means, to the extent Controlled by Novan or any of its Affiliates: (a) all Know-How existing as of the Effective Date that is related to the Novan Patents or the Separately-Licensed Patents; and (b) any New Nitric Oxide Know-How. For clarity, Novan Know-How as of the Effective Date includes all such Know-How generated as part of Novan’s wound care development program, and includes all data from all Novan development and testing utilizing a wound model or relevant to the Licensee Field, in each case prior to the Effective Date. Notwithstanding the foregoing, Novan Know-How does not include the Wound Care Device Data or any Know-How that specifically relates to any products or devices that incorporate or utilize Novan Particles (including the products existing as of the Effective Date with the internal Novan designations NVN1000 and NVN4000) or any method of manufacture or use thereof.

1.14 “Novan Particles” means any particles that include: (a) [***]; (b) [***]; (c) [***]; or (d) [***].

1.15 “Novan Patents” means, to the extent Controlled by Novan or any of its Affiliates: (a) the Patents set forth in Appendix A, and any Patents claiming priority from those Patents; and (b) any New Nitric Oxide Patents. Notwithstanding the foregoing, the Novan Patents do not include any claims within such Patents that are directed to any products or devices that incorporate or utilize Novan Particles (including the products existing as of the Effective Date with the internal Novan designations NVN1000 and NVN4000) or any method of manufacture or use thereof.

1.16 “Novan Retained Field” means: (a) all diagnostic, therapeutic, prophylactic and palliative uses for any disease, condition or disorder of the skin, nails, hair or scalp in humans or animals, including [***], as well as any other dermatological diseases, conditions or disorders (including [***]); and (b) all cosmetic uses for the skin, nails, hair or scalp. Notwithstanding the foregoing, the Novan Retained Field does not include: (i) wound (i.e., [***]) care by use of pharmaceutical products formulated specifically to treat chronic wounds, thermal burns, radiation injury, accidental injury, surgical sites or scars; or (ii) therapeutic uses for any form of cancer, excluding basal cell carcinoma, squamous cell carcinoma and any forms of precancerous skin lesions or precancerous skin conditions, including actinic keratosis, actinic cheilitis, cutaneous horn, Bowen disease, radiation dermatosis, and dysplastic nevi.

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1.17 “Patents” means any of the following, whether existing now or in the future anywhere in the world: (a) patents and patent applications; (b) continuations, continuations-in-part, provisionals, divisionals and substitute applications with respect to any such patent application; (c) any patents issued based on or claiming priority to any such patent applications; (d) any reissue, reexamination, renewal, patents of addition, or extension (including any supplemental patent certificate) of any such patents; and (e) any confirmation patent or registration patent or patent of addition based on any such patents.

1.18 “Person” means a natural person, a corporation, a partnership, a trust, a joint venture, a limited liability company, any governmental authority, or any other entity or organization.

1.19 “Post Grant Proceeding” means any and all proceedings before any patent office in the Territory that involves the review, examination, analysis or any combination thereof of any issued Patent, including without limitation post grant review proceedings, inter partes review proceedings, supplemental examinations, patent interference proceedings, opposition proceedings, and reexaminations.

1.20 “Prosecute” and “Prosecution” means the preparation, filing, prosecution and maintenance of Patents, including seeking patent extensions and supplementary protection certificate applications pursuant to 35 U.S.C. § 156 or similar statutes, but excluding Post Grant Proceedings.

1.21 “PTO” means, as applicable, the United States Patent and Trademark Office or any other relevant patent office in any country of the Territory other than the United States.

1.22 “Separately-Licensed Patents” means, to the extent Controlled by Novan: (a) the Patents in Appendix B; (b) any other Patents licensed by UNC to Novan under the UNC Agreement after the Effective Date (“Additional UNC Patents”); and (c) any Patents claiming priority from the foregoing Patents. The Parties will promptly update Appendix C in writing to reflect any additional Patents that become licensed by UNC to Novan under the UNC Agreement after the Effective Date.

1.23 “Territory” means all countries of the world, or worldwide.

1.24 “Third Party” means any entity other than Licensee or Novan or an Affiliate of Novan or Licensee.

1.25 “UNC Agreement” means the Amended, Restated and Consolidated License Agreement dated June 27, 2012 between Novan and The University of North Carolina at Chapel Hill (“UNC”), as in effect from time to time.

1.26 “Wound Care Device Data” means all data assigned by Novan to Licensee pursuant to that certain assignment and assumption agreement of even date herewith, under which Novan assigned to Licensee certain data solely related to the medical device that was under development by Novan for wound care prior to the Effective Date.

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2. LICENSE GRANTS

2.1 Exclusive License under Novan Patents. Subject to the terms and conditions of this Agreement, Novan agrees to grant and hereby grants to Licensee a fully-paid, royalty-free, exclusive (even as to Novan and its Affiliates), sublicensable (through multiple tiers), license in the Territory, under the Novan Patents, to develop, make, have made, use, sell, offer for sale, import and export Licensed Products in the Licensee Field.

2.2 Non-Exclusive License to Novan Know-How. Subject to the terms and conditions of this Agreement, Novan agrees to grant and hereby grants to Licensee a fully-paid, royalty-free, non-exclusive, sublicensable (through multiple tiers), license in the Territory, to the Novan Know-How, to develop, make, have made, use, sell, offer for sale, import and export Licensed Products in the Licensee Field.

2.3 Exclusive License under Licensee New Nitric Oxide Patents. Subject to the terms and conditions of this Agreement, Licensee agrees to grant and hereby grants to Novan a fully-paid, royalty-free, exclusive (even as to Licensee and its Affiliates), sublicensable (through multiple tiers), license in the Territory, under the Licensee New Nitric Oxide Patents, to develop, make, have made, use, sell, offer for sale, import and export products and services in the Novan Retained Field.

2.4 Non-Exclusive License to Licensee New Nitric Oxide Know-How. Subject to the terms and conditions of this Agreement, Licensee agrees to grant and hereby grants to Novan a fully-paid, royalty-free, non-exclusive, sublicensable (through multiple tiers), license in the Territory, to the Licensee New Nitric Oxide Know-How, to develop, make, have made, use, sell, offer for sale, import and export products and services in the Novan Retained Field.

2.5 Sublicenses. All sublicenses granted under Section 2.1 or Section 2.2 of this Agreement must be in writing and must contain provisions that are not inconsistent with the terms and conditions of this Agreement. Licensee promptly shall provide a copy to Novan of any sublicense entered into hereunder. Licensee shall be directly and primarily responsible and liable for any acts or omissions of its sublicensees in relation to any subject matter of this Agreement.

2.6 Retained Rights; No Implied Licenses. Only the licenses expressly granted under this Agreement shall be of legal force and effect. No other licenses shall be created under this Agreement by implication, estoppel or otherwise. For clarity, (i) Novan retains the exclusive rights under the Novan Patents and Novan Know-How in the Territory to develop, make, have made, use, sell, offer to sell and import any and all products and services in the Novan Retained Field, and (ii) Licensee retains the exclusive rights under the Licensee New Nitric Oxide Patents and Licensee New Nitric Oxide Know-How in the Territory to develop, make, have made, use, sell, offer to sell and import any and all products and services in the Licensee Field. Novan retains the right under the Novan Patents and Novan Know-How to conduct research and development related to any of the subject matter claimed in the Novan Patents; provided that such research and development is not conducted for the purpose of commercialization of Licensed Products in the Licensee Field. Licensee retains the right under the Licensee New Nitric Oxide Patents and Licensee New Nitric Oxide Know-How to conduct

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research and development related to any of the subject matter claimed in the Licensee New Nitric Oxide Patents; provided that such research and development is not conducted for the purpose of commercialization of products and services in the Novan Retained Field. In addition, notwithstanding the foregoing, any and all licenses and other rights granted hereunder are limited by and subject to the rights and requirements of the United States Government which arise out of its sponsorship (if any) of the research which led to the conception or reduction to practice of the inventions covered by Novan Patents or Licensee New Nitric Oxide Patents. To the extent applicable due to any such sponsorship, the United States Government is entitled, as a right, under the provisions of 35 U.S.C. §§ 200-212 and applicable regulations of Title 37 of the Code of Federal Regulations, to a non-exclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on the behalf of the United States Government any of the Novan Patents or Licensee New Nitric Oxide Patents throughout the world and Licensee and Novan agree to comply and require compliance therewith with respect to the licenses granted to each of them under this Agreement.

2.7 Technology Transfer.

(a) After the Effective Date, Novan agrees to use reasonable efforts to provide promptly to Licensee a copy of all Novan Know-How existing as of the Effective Date and requested by Licensee.

(b) During the New Nitric Oxide Period, Novan shall keep Licensee informed of the status of any New Nitric Oxide Patents and New Nitric Oxide Know-How that would be licensed to Licensee under the licenses granted by Novan in this Article 2 by providing, on each [***] anniversary of the Effective Date during the New Nitric Oxide Period (including on the [***] of the Effective Date), a copy of all such Patents filed by Novan or any of its Affiliates during the preceding [***] period, and a reasonable summary of all such Know-How.

(c) During the New Nitric Oxide Period, Licensee shall keep Novan informed of the status of any Licensee New Nitric Oxide Patents and Licensee New Nitric Oxide Know-How that would be licensed to Novan under the licenses granted by Licensee in this Article 2 by providing, on each [***] anniversary of the Effective Date during the New Nitric Oxide Period (including on the [***] of the Effective Date), a copy of all such Patents filed by Licensee or any of its Affiliates during the preceding [***] period, and a reasonable summary of all such Know-How.

2.8 Right of First Negotiation. Licensee hereby grants to Novan a right of first negotiation during the New Nitric Oxide Period, as set forth below in this Section 2.8, with respect to New Device IP. During the New Nitric Oxide Period, if Licensee or any of its Affiliates [***] to sell, out-license or otherwise grant rights in or to any New Device IP for use in any portion or all of the Novan Retained Field (a “ROFN Opportunity”), then Licensee will notify Novan in writing of its intent to pursue such ROFN Opportunity. At the request of Novan, Licensee will [***]

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[***] and available to Licensee. Within [***] ([***]) days of Novan’s receipt of the written notice, Novan will respond to Licensee in writing regarding Novan’s interest in the ROFN Opportunity. If Novan indicates interest in pursuing the ROFN Opportunity, then the Parties will negotiate in good faith for a period of at least [***] ([***]) days to enter into a definitive agreement regarding such ROFN Opportunity. If, (i) Novan indicates no interest in the ROFN Opportunity or does not respond to Licensee’s notice of the ROFN Opportunity within such [***] ([***]) day period, or (ii) Novan and Licensee do not enter into a definitive agreement within such [***] ([***]) day period, then Licensee will be free to pursue the ROFN Opportunity (including in the [***]) and will be deemed to have discharged its obligations under this Section 2.8 in full with respect to such ROFN Opportunity; provided, however, that if at the end of such [***] ([***]) day period the Parties are actively negotiating the terms of a definitive agreement, then such [***] ([***]) day period may be extended to a mutually acceptable time by the Parties in writing. For clarity, nothing in this Section 2.8 shall be construed as a license or other grant of rights by Novan under any Novan Patents or Novan Know-How, including in the Novan Retained Field.

2.9 Non-Compete During New Nitric Oxide Period.

(a) Novan. During the New Nitric Oxide Period, Novan and its Affiliates shall not, directly or indirectly, manufacture commercial quantities of, or market, sell, promote or otherwise commercialize any nitric oxide-releasing chemistries, materials, formulations, products or devices for use in the Licensee Field.

(b) Licensee. During the New Nitric Oxide Period, Licensee and its Affiliates shall not, directly or indirectly, manufacture commercial quantities of, or market, sell, promote or otherwise commercialize any nitric oxide-releasing chemistries, materials, formulations, products or devices for use in the Novan Retained Field. The foregoing restriction shall not apply to the subject matter of any ROFN Opportunity with respect to which Licensee has discharged its obligations under Section 2.8.

(c) Acquirers. For clarity, the restrictions in Section 2.9(a) and Section 2.9(b) shall not apply to any Acquirer of either Party or of any of its Affiliates.

2.10 Extension of New Nitric Oxide Period. The Parties acknowledge that the New Nitric Oxide Period may be extended by the Parties if mutually agreed. No extension of the New Nitric Oxide Period shall become effective unless mutually agreed in writing by both Parties.

3. PATENT PROSECUTION AND ENFORCEMENT OF NOVAN PATENTS

3.1 Prosecution of Novan Patents.

(a) Prosecution by Novan. Except as provided for in Section 3.1(b), Novan shall have the exclusive right to Prosecute the Novan Patents, as Novan determines in good faith, [***]. In the event that Novan desires not to continue to Prosecute any of the Novan Patents, Novan shall notify Licensee sufficiently in advance of any deadlines to afford Licensee an opportunity to request that Novan continue the Prosecution of such Patent prior to such Patent lapsing

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or becoming abandoned. If Licensee requests in writing that Novan continue to Prosecute such Novan Patent, then Novan will continue to do so in accordance with this Section 3.1(a), [***].

(b) Filing of Continuations, Divisionals and National Applications by Licensee. If Licensee desires to file a continuation, divisional or national Patent application to any of the Novan Patents that Novan has not filed, Licensee will notify Novan of such desire, and Novan may elect to Prosecute such Patent [***]. Novan will notify Licensee of its election whether or not to Prosecute such Patent within [***] ([***]) days of such notice from Licensee. If Novan does not elect to Prosecute such Patent within such [***] ([***]) day period, then Licensee may Prosecute such Patent [***]. Licensee shall control the Prosecution of such Patent (whether Prosecuted by Novan or by Licensee) in consultation with Novan; provided, however, that all Prosecution decisions will be subject to Novan’s prior written approval (not to be unreasonably withheld). In no event will Licensee be permitted to undertake any act in the Prosecution of such Patent that may adversely affect the scope, enforceability or patentability of any other Novan Patent, as determined by Novan in good faith. For clarity, any Patent Prosecuted by either Party pursuant to this Section 3.1(b) shall be a Novan Patent and owned solely by Novan and licensed under Section 2.1 of this Agreement to Licensee.

(c) Cooperation in Prosecution. The Party exercising the right to Prosecute Novan Patents pursuant to this Section 3.1 will (i) use reasonable efforts to apprise the other Party of any significant developments in the Prosecution of such Novan Patent, and (ii) copy the other Party, or have the other Party copied, on all official correspondence relating to the relevant Novan Patents received from or to be filed with the PTO, within [***] ([***]) days of receipt from the PTO and present a draft of any material proposed response to such correspondence at least [***] ([***]) days prior to filing with the PTO, respectively, including without limitation copies of each patent application, official action, response to official action, declaration, information disclosure statement, terminal disclaimer filing, and request for reexamination. The Party that is not Prosecuting any particular Novan Patent shall cooperate reasonably with the Party that is conducting Prosecution of such Novan Patent. [***] shall satisfy its obligations under this Section 3.1 to fund Prosecution costs incurred by [***] by reimbursing [***] on a [***] basis within [***] ([***]) days of receipt of reasonable documentation of such Prosecution costs incurred by Novan in the prior [***].

3.2 Post Grant Proceedings.

(a) Third Party Defense. In the event that Novan becomes aware that a Third Party has filed a Post Grant Proceeding with respect to any Novan Patent, Novan will notify Licensee in writing to that effect within [***] ([***]) days of becoming aware of such filing. Once such a Post Grant Proceeding has commenced, Novan shall have the first right to respond to and/or contest such proceeding; provided, however, that if Novan does not take action to respond to and/or contest such proceeding by [***] ([***]) days before the expiration of the time limit, if any, set forth in the applicable laws and regulations for such response or contest, then Licensee shall have the right to respond to

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and/or contest such proceeding. The Party that responds to and/or contests such Post Grant Proceeding shall provide the other Party: (i) with a copy of any action, communication, letter or other correspondence issued by the PTO or the Third Party within [***] ([***]) days of receipt thereof; (ii) with a copy of any proposed response, amendment, paper or other correspondence to be filed with the PTO no less than [***] ([***]) days prior to filing the same in the PTO, unless otherwise agreed by patent counsel for both Parties; provided that the other Party shall have the right to provide suggestions and recommendations regarding the content of the response, amendment, paper or other correspondence by no later than [***] ([***]) days prior to its filing; and (iii) with a copy of any response, amendment, paper or other correspondence as filed with the PTO no more than [***] ([***]) days after the responding/contesting Party receives confirmation from the PTO that the response, amendment, paper or other correspondence has been filed.

(b) Commencement of Post Grant Proceedings. If either Party desires that Novan commence a Post Grant Proceeding with respect to a Novan Patent, the Party shall notify the other Party of such desire. The Parties shall then consult with each other and consider each other’s input with respect to whether such a Post Grant Proceeding should be commenced. Novan shall have the sole right to commence a Post Grant Proceeding with respect to a Novan Patent. Should such a proceeding be commenced: (i) Novan shall provide Licensee with a copy of any action, communication, letter or other correspondence issued by the PTO within at least [***] ([***]) days of receipt thereof; (ii) Novan shall provide Licensee with a copy of any proposed response, amendment, paper, or other correspondence to be filed with the PTO no less than [***] ([***]) days prior to filing the same in the PTO, unless otherwise agreed by patent counsel for both Parties; provided that Licensee shall have the right to provide suggestions and recommendations regarding the content for the response, amendment, paper or other correspondence by no later than [***] ([***]) days prior to its filing; (iii) Novan shall provide Licensee with a copy of any response, amendment, paper, or other correspondence as filed with the PTO no more than [***] ([***]) days after Novan receives confirmation from the PTO that the response, amendment, paper, or other correspondence has been filed.

(c) Decision-Making Authority; Costs. Novan shall have final decision-making authority with respect to all aspects of Post Grant Proceedings related to the Novan Patents. Each Party shall bear its own costs incurred in connection with any Post Grant Proceeding under this Section 3.2.

3.3 Enforcement and Defense of Novan Patents.

(a) Notice of Infringement. Each Party shall (i) notify the other Party promptly of any conduct on the part of a Third Party that it deems to be a potential infringement of any Novan Patent or receipt of any notice of a certification filed pursuant to 21 U.S.C. § 355(b)(2)(A) or 355(j)(2)(A)(vii)(IV) or its successor provisions or any similar provision in a country in the Territory other than the United States (“Paragraph IV Notice”) claiming that any Novan Patents are invalid or otherwise unenforceable, or that infringement of Novan Patents will not arise from the manufacture, use, import or

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sale of a product by a Third Party (collectively, “Infringement”), and (ii) provide the other Party with such information in its possession regarding the potential Infringement and/or a copy of any Paragraph IV Notices within [***] ([***]) days of receipt thereof.

(b) Enforcement by Novan. Novan will have the right (but not the obligation), at its sole discretion, to take any and all action it deems necessary to stop any Infringement (or respond to any Paragraph IV Notice), including the bringing of an action based on the Novan Patents in the Territory. Novan will exclusively control the prosecution or settlement of any such action; provided that if such Infringement is in the Licensee Field and does not involve Novan Particles, Novan agrees not to settle such action without the prior written approval of Licensee, not to be unreasonably withheld or delayed. Novan will be permitted to bring any such action in the name of Novan only or in the name of both Novan and Licensee. If such Infringement is in the Licensee Field and does not involve Novan Particles, Licensee shall have the right (but not obligation, other than use of its name as set forth in the immediately preceding sentence) to participate in such action in a consultative capacity through its own counsel at its cost. Licensee will provide [***] cooperation and assistance requested by Novan in connection with any action taken by Novan with respect to an Infringement, including by making relevant employees, inventors, documents, materials and information available to Novan.

(c) Enforcement by Licensee in the Licensee Field. In the event of a material Infringement (including a Paragraph IV Notice) in the Licensee Field that does not involve Novan Particles, if Novan does not commence an action based on the Novan Patents within (i) [***] ([***]) days after notice of the Infringement or (ii) [***] ([***]) days before the expiration of the time limit, if any, set forth by applicable law for the filing of such action in response to a Paragraph IV Notice, whichever comes first, and in the case of an Infringement other than one arising by reason of a Paragraph IV Notice, such Infringement otherwise has not been abated, Licensee will have the right (but not the obligation), at its sole discretion and expense, to take any and all action it deems necessary to stop such Infringement (or respond to such Paragraph IV Notice), including the bringing of an action based on the Novan Patents. Licensee will control the prosecution or settlement of any such action in consultation with Novan; provided that Licensee agrees not to settle any such action without the prior written approval of Novan, not to be unreasonably withheld or delayed. Licensee will be permitted to bring such action in the name of Licensee only or in the name of both Licensee and Novan. Novan shall have the right (but not obligation, other than use of its name as set forth in the immediately preceding sentence) to participate in such action in a consultative capacity through its own counsel at its cost. Novan will provide [***] cooperation and assistance requested by Licensee in connection with any action taken by Licensee with respect to an Infringement pursuant to this Section 3.3(c), including by making relevant employees, inventors, documents, materials and information available to Licensee.

(d) Invalidity Claims. In the event that an action or claim alleging invalidity, unenforceability or non-infringement of any of the Novan Patents shall be brought or made against Novan or Licensee, Novan, at its sole discretion, shall have the right, but not be obligated, within [***] ([***]) days after the commencement of such action or

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claim, to take or regain control of the action or defend such claim at its own expense. If Novan shall determine not to exercise this right, then Licensee may take over or remain in control of the action or defense in consultation with Novan; provided that Licensee agrees not to settle any such action or defense without the prior written approval of Novan.

(e) Infringement Costs and Proceeds. Each Party shall bear its own costs incurred in connection with any action initiated or defended under this Section 3.3. Any monetary proceeds, damages and other relief obtained by a Party in connection with such an action (“Proceeds”) shall be applied in the following order of priority: (i) first, to reimburse each Party for such costs paid by that Party in connection with such action, and (ii) second, after application of the foregoing clause (i), the Party that initiated or defended the action [***].

(f) Novan Retained Rights. Except as expressly set forth in Section 3.3(c) and Section 3.3(d), Novan retains all rights with respect to enforcement and defense of the Novan Patents.

4. PATENT PROSECUTION AND ENFORCEMENT OF LICENSEE NEW NITRIC OXIDE PATENTS

4.1 Prosecution of Licensee New Nitric Oxide Patents.

(a) Prosecution by Licensee. Except as provided for in Section 4.1(b), Licensee shall have the exclusive right to Prosecute the Licensee New Nitric Oxide Patents, as Licensee determines in good faith, [***]. In the event that Licensee desires not to continue to Prosecute any of the Licensee New Nitric Oxide Patents, Licensee shall notify Novan sufficiently in advance of any deadlines to afford Novan an opportunity to request that Licensee continue the Prosecution of such Patent prior to such Patent lapsing or becoming abandoned. If Novan requests in writing that Licensee continue to Prosecute such Licensee New Nitric Oxide Patent, then Licensee will continue to do so in accordance with this Section 4.1(a), [***].

(b) Filing of Continuations, Divisionals and National Applications by Novan. If Novan desires to file a continuation, divisional or national Patent application to any of the Licensee New Nitric Oxide Patents that Licensee has not filed, Novan will notify Licensee of such desire, and Licensee may elect to Prosecute such Patent [***]. Licensee will notify Novan of its election whether or not to Prosecute such Patent within [***] ([***]) days of such notice from Novan. If Licensee does not elect to Prosecute such Patent within such [***] ([***]) day period, then Novan may Prosecute such Patent [***]. Novan shall control the Prosecution of such Patent (whether Prosecuted by Novan or by Licensee) in consultation with Licensee; provided, however, that all Prosecution decisions will be subject to Licensee’s prior written approval (not to be unreasonably withheld). In no event will Novan be permitted to undertake any act in the Prosecution of such Patent that may adversely affect the scope, enforceability or patentability of any other Licensee New Nitric Oxide Patent, as determined by Licensee in good faith. For clarity, any Patent Prosecuted by either Party pursuant to this Section 4.1(b) shall be a Licensee New Nitric Oxide Patent and owned solely by Licensee and licensed under Section 2.3 of this Agreement to Novan.

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(c) Cooperation in Prosecution. The Party exercising the right to Prosecute Licensee New Nitric Oxide Patents pursuant to this Section 4.1 will (i) use reasonable efforts to apprise the other Party of any significant developments in the Prosecution of such Licensee New Nitric Oxide Patent, and (ii) copy the other Party, or have the other Party copied, on all official correspondence relating to the relevant Licensee New Nitric Oxide Patents received from or to be filed with the PTO, within [***] ([***]) days of receipt from the PTO and present a draft of any material proposed response to such correspondence at least [***] ([***]) days prior to filing with the PTO, respectively, including without limitation copies of each patent application, official action, response to official action, declaration, information disclosure statement, terminal disclaimer filing, and request for reexamination. The Party that is not Prosecuting any particular Licensee New Nitric Oxide Patent shall cooperate reasonably with the Party that is conducting Prosecution of such Licensee New Nitric Oxide Patent. [***] shall satisfy its obligations under this Section 4.1 to fund Prosecution costs incurred by [***] by reimbursing [***] on a [***] basis within [***] ([***]) days of receipt of reasonable documentation of such Prosecution costs incurred by Licensee in the prior [***].

4.2 Post Grant Proceedings.

(a) Third Party Defense. In the event that Licensee becomes aware that a Third Party has filed a Post Grant Proceeding with respect to any Licensee New Nitric Oxide Patent, Licensee will notify Novan in writing to that effect within [***] ([***]) days of becoming aware of such filing. Once such a Post Grant Proceeding has commenced, Licensee shall have the first right to respond to and/or contest such proceeding; provided, however, that if Licensee does not take action to respond to and/or contest such proceeding by [***] ([***]) days before the expiration of the time limit, if any, set forth in the applicable laws and regulations for such response or contest, then Novan shall have the right to respond to and/or contest such proceeding. The Party that responds to and/or contests such Post Grant Proceeding shall provide the other Party: (i) with a copy of any action, communication, letter or other correspondence issued by the PTO or the Third Party within [***] ([***]) days of receipt thereof; (ii) with a copy of any proposed response, amendment, paper or other correspondence to be filed with the PTO no less than [***] ([***]) days prior to filing the same in the PTO, unless otherwise agreed by patent counsel for both Parties; provided that the other Party shall have the right to provide suggestions and recommendations regarding the content of the response, amendment, paper or other correspondence by no later than [***] ([***]) days prior to its filing; and (iii) with a copy of any response, amendment, paper or other correspondence as filed with the PTO no more than [***] ([***]) days after the responding/contesting Party receives confirmation from the PTO that the response, amendment, paper or other correspondence has been filed.

(b) Commencement of Post Grant Proceedings. If either Party desires that Licensee commence a Post Grant Proceeding with respect to a Licensee New Nitric

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Oxide Patent, the Party shall notify the other Party of such desire. The Parties shall then consult with each other and consider each other’s input with respect to whether such a Post Grant Proceeding should be commenced. Licensee shall have the sole right to commence a Post Grant Proceeding with respect to a Licensee New Nitric Oxide Patent. Should such a proceeding be commenced: (i) Licensee shall provide Novan with a copy of any action, communication, letter or other correspondence issued by the PTO within at least [***] ([***]) days of receipt thereof; (ii) Licensee shall provide Novan with a copy of any proposed response, amendment, paper, or other correspondence to be filed with the PTO no less than [***] ([***]) days prior to filing the same in the PTO, unless otherwise agreed by patent counsel for both Parties; provided that Novan shall have the right to provide suggestions and recommendations regarding the content for the response, amendment, paper or other correspondence by no later than [***] ([***]) days prior to its filing; (iii) Licensee shall provide Novan with a copy of any response, amendment, paper, or other correspondence as filed with the PTO no more than [***] ([***]) days after Licensee receives confirmation from the PTO that the response, amendment, paper, or other correspondence has been filed.

(c) Decision-Making Authority; Costs. Licensee shall have final decision-making authority with respect to all aspects of Post Grant Proceedings related to the Licensee New Nitric Oxide Patents. Each Party shall bear its own costs incurred in connection with any Post Grant Proceeding under this Section 4.2.

4.3 Enforcement and Defense of Licensee New Nitric Oxide Patents.

(a) Notice of Infringement. Each Party shall (i) notify the other Party promptly of any conduct on the part of a Third Party that it deems to be a potential infringement of any Licensee New Nitric Oxide Patent or receipt of any notice of a certification filed pursuant to 21 U.S.C. § 355(b)(2)(A) or 355(j)(2)(A)(vii)(IV) or its successor provisions or any similar provision in a country in the Territory other than the United States (“Paragraph IV Notice”) claiming that any Licensee New Nitric Oxide Patents are invalid or otherwise unenforceable, or that infringement of Licensee New Nitric Oxide Patents will not arise from the manufacture, use, import or sale of a product by a Third Party (collectively, “Infringement”), and (ii) provide the other Party with such information in its possession regarding the potential Infringement and/or a copy of any Paragraph IV Notices within [***] ([***]) days of receipt thereof.

(b) Enforcement by Licensee. Licensee will have the right (but not the obligation), at its sole discretion, to take any and all action it deems necessary to stop any Infringement (or respond to any Paragraph IV Notice), including the bringing of an action based on the Licensee New Nitric Oxide Patents in the Territory. Licensee will exclusively control the prosecution or settlement of any such action; provided that if such Infringement is in the Novan Retained Field, Licensee agrees not to settle such action without the prior written approval of Novan, not to be unreasonably withheld or delayed. Licensee will be permitted to bring any such action in the name of Licensee only or in the name of both Novan and Licensee. If such Infringement is in the Novan Retained Field, Novan shall have the right (but not obligation, other than use of its name as set forth in the immediately preceding sentence) to participate in such action in a consultative

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capacity through its own counsel at its cost. Novan will provide [***] cooperation and assistance requested by Licensee in connection with any action taken by Licensee with respect to an Infringement, including by making relevant employees, inventors, documents, materials and information available to Licensee.

(c) Enforcement by Novan in the Novan Retained Field. In the event of a material Infringement (including a Paragraph IV Notice) in the Novan Retained Field, if Licensee does not commence an action based on the Licensee New Nitric Oxide Patents within (i) [***] ([***]) days after notice of the Infringement or (ii) [***] ([***]) days before the expiration of the time limit, if any, set forth by applicable law for the filing of such action in response to a Paragraph IV Notice, whichever comes first, and in the case of an Infringement other than one arising by reason of a Paragraph IV Notice, such Infringement otherwise has not been abated, Novan will have the right (but not the obligation), at its sole discretion and expense, to take any and all action it deems necessary to stop such Infringement (or respond to such Paragraph IV Notice), including the bringing of an action based on the Licensee New Nitric Oxide Patents. Novan will control the prosecution or settlement of any such action in consultation with Licensee; provided that Novan agrees not to settle any such action without the prior written approval of Licensee, not to be unreasonably withheld or delayed. Novan will be permitted to bring such action in the name of Novan only or in the name of both Licensee and Novan. Licensee shall have the right (but not obligation, other than use of its name as set forth in the immediately preceding sentence) to participate in such action in a consultative capacity through its own counsel at its cost. Licensee will provide [***] cooperation and assistance requested by Novan in connection with any action taken by Novan with respect to an Infringement pursuant to this Section 4.3(c), including by making relevant employees, inventors, documents, materials and information available to Novan.

(d) Invalidity Claims. In the event that an action or claim alleging invalidity, unenforceability or non-infringement of any of the Licensee New Nitric Oxide Patents shall be brought or made against Novan or Licensee, Licensee, at its sole discretion, shall have the right, but not be obligated, within [***] ([***]) days after the commencement of such action or claim, to take or regain control of the action or defend such claim at its own expense. If Licensee shall determine not to exercise this right, then Novan may take over or remain in control of the action or defense in consultation with Licensee; provided that Novan agrees not to settle any such action or defense without the prior written approval of Licensee.

(e) Infringement Costs and Proceeds. Each Party shall bear its own costs incurred in connection with any action initiated or defended under this Section 4.3. Any monetary proceeds, damages and other relief obtained by a Party in connection with such an action (“Proceeds”) shall be applied in the following order of priority: (i) first, to reimburse each Party for such costs paid by that Party in connection with such action, and (ii) second, after application of the foregoing clause (i), the Party that initiated or defended the action [***].

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(f) Licensee Retained Rights. Except as expressly set forth in Section 4.3(c) and Section 4.3(d), Licensee retains all rights with respect to enforcement and defense of the Licensee New Nitric Oxide Patents.

5. REPRESENTATIONS AND WARRANTIES

5.1 Power and Authority. Each Party represents and warrants to the other Party that: (a) it has the right, power, and authority to enter into and perform this Agreement, and to grant the licenses set forth herein, and that the person signing this Agreement on such Party’s behalf has been duly authorized and empowered to enter into this Agreement; (b) the execution and delivery by such Party of this Agreement and the consummation by such Party of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of such Party and no other corporate proceedings on the part of such Party are necessary to authorize this Agreement or to consummate the transactions contemplated hereby; (c) this Agreement has been duly executed and delivered by such Party and, assuming the due authorization, execution and delivery of this Agreement by the other Party, constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; (d) the execution, delivery, and performance of and compliance with this Agreement will not, with or without the passage of time or giving of notice, (i) conflict with, or result in any violation of or default or loss of any benefit under, any provision of the certificate of incorporation or bylaws (or other company governing instruments) of such Party; (ii) conflict with, or result in any violation of or default or loss of any benefit under, any permit, concession, grant, franchise, law, rule or regulation, or any order to which such Party is a party or to which any of its property is subject; (iii) conflict with, or result in a breach or violation of or default or loss of any benefit under, or accelerate the performance required by, the terms of any agreement, contract, indenture or other instrument to which such Party is a party or to which any of its property is subject; or (iv) result in the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to such Party, its business or operations or any of its assets or properties; and (e) no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority or any other person or entity is required to be obtained or filed by such Party in connection with the consummation of the transactions contemplated by this Agreement.

5.2 Disclaimers. EXCEPT AS SET FORTH IN SECTION 5.1 ABOVE, THE NOVAN PATENTS, THE NOVAN KNOW-HOW, THE LICENSEE NEW NITRIC OXIDE PATENTS, THE LICENSEE NEW NITRIC OXIDE KNOW-HOW AND THE NEW DEVICE IP ARE PROVIDED “AS IS”, AND EACH PARTY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE NOVAN PATENTS, THE NOVAN KNOW-HOW, THE LICENSEE NEW NITRIC OXIDE PATENTS, THE LICENSEE NEW NITRIC OXIDE KNOW-HOW AND THE NEW DEVICE IP, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, VALIDITY, NON-INFRINGEMENT, NON-INTERFERENCE AND/OR QUIET ENJOYMENT, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH PARTY EXPRESSLY DOES NOT REPRESENT OR WARRANT: (A) THE SAFETY OR USEFULNESS FOR ANY

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PURPOSE OF THE SUBJECT MATTER IT PROVIDES HEREUNDER; (B) THAT ANY PATENT WILL ISSUE ON ANY NOVAN PATENT, LICENSEE NEW NITRIC OXIDE PATENT OR NEW DEVICE IP; OR (C) THE VALIDITY OF ANY PATENT

INCLUDED IN THE NOVAN PATENTS, LICENSEE NEW NITRIC OXIDE PATENTS OR NEW DEVICE IP.

6. LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL, PUNITIVE OR INDIRECT DAMAGES OR LOSS OF PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS ARTICLE 6 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE DAMAGES AVAILABLE FOR A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS IN ARTICLE 7 OR [***].

7. CONFIDENTIALITY.

7.1 Confidential Information. The Parties agree that, unless the Receiving Party obtains the prior written consent of the Disclosing Party, at all times during the term of this Agreement and for a [***] ([***]) year period following its expiration or earlier termination, the Receiving Party will keep completely confidential, will not publish or otherwise disclose and will not use directly or indirectly for any purpose other than as contemplated by this Agreement any Confidential Information of the Disclosing Party.

7.2 Limited Disclosure Permitted. Each Party may disclose Confidential Information of the Disclosing Party to the extent that such disclosure is:

(a) required by applicable laws, in the opinion of legal counsel to the Receiving Party; provided, however, that the Receiving Party will first have given reasonable notice to the Disclosing Party (if practicable) and given the Disclosing Party a reasonable opportunity to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject thereof be held in confidence by the recipient or, if disclosed, be used only for purposes required by such law; provided further, however, that if a protective order is not obtained, the Confidential Information so disclosed will be limited to that information that is legally required to be disclosed by applicable laws;

(b) made by Receiving Party to a governmental or regulatory authority as required to conduct clinical trials or obtain or maintain regulatory approval for products or services that are the subject of licenses granted to the Receiving Party under this Agreement;

(c) made by Receiving Party to a Third Party as may be necessary or useful in connection with the manufacture, development and commercialization of any products or services that are the subject of licenses granted to the Receiving Party under this Agreement, in connection with financing activities of the Receiving Party, or in

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connection with the transfer or sale of all or substantially all of the business of the Receiving Party to which this Agreement relates to a Third Party, whether by merger, sale of stock, sale or transfer of assets or otherwise; provided, however, that: (i) each such Third Party has, in the reasonable determination of the Receiving Party, a need to know such Confidential Information and is bound by an agreement containing confidentiality and non-use obligations no less protective than those set forth in this Agreement in any material respect; (ii) the Receiving Party informs each Third Party receiving Confidential Information of its confidential nature; and (iii) the Receiving Party will be responsible for any breach of this Article 7 by any such Third Parties to the same extent as if the breach were by the Receiving Party; or

(d) made by a Receiving Party in order to comply with applicable securities law disclosure requirement or any disclosure requirements of any applicable stock market or securities exchange.

7.3 Terms of Agreement. The Parties agree that the material terms of this Agreement shall be considered Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth below in this Section 7.3 (in lieu of the authorized disclosure provisions set forth in Section 7.2, to the extent of any conflict) and without limiting the generality of the definition of Confidential Information set forth in Article 1. If either Party desires to make a public announcement concerning the terms of this Agreement, such Party shall give reasonable prior advance notice of the proposed text of such announcement to the other Party for its prior review and approval, such approval not to be unreasonably withheld. A Party shall not be required to seek the permission of the other Party to repeat or disclose any information as to the terms of this Agreement that has already been publicly disclosed by such Party in accordance with the foregoing or by the other Party, or any similar or comparable information. Either Party may disclose the terms of this Agreement to such Party’s existing investors, lenders, directors and professional advisors and to potential investors, lenders, acquirors or merger partners and their professional advisors who are bound by written or professional obligations of non-disclosure and non-use that are at least as stringent as those contained in this Article 7 or are customary for such purpose. Each Party also may disclose the relevant terms of this Agreement to potential sublicensees who agree to be bound by obligations of non-disclosure and non-use at least as stringent as those contained in this Article 7 in all material respects.

7.4 Publications. Novan shall have the right to review and comment on any material proposed for disclosure or publication by Licensee, such as by oral presentation, manuscript or abstract, which includes data generated from the use of the Novan Patents or Novan Know-How or any Confidential Information of Novan. Before any such material is submitted for publication, Licensee shall deliver a complete copy to Novan at least [***] ([***]) days prior to submitting the material to a publisher or initiating any other disclosure. Novan shall review any such material and give its comments to Licensee within [***] ([***]) days of the delivery of such material to Novan. Licensee shall comply with Novan’s request to delete references to Novan’s Confidential Information in any such material and agrees to delay any submission for publication or other public disclosure for a period of up to an additional [***] ([***]) days for the purpose of preparing and filing appropriate Patent applications.

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8. TERM AND TERMINATION

8.1 Term. The term of this Agreement shall commence on the Effective Date and, unless earlier terminated in accordance with the provisions of this Article 8, shall expire upon the expiration of the last-to-expire of the Novan Patents. Upon such expiration (but not the earlier termination of this Agreement), the license granted under Section 2.2 shall continue in perpetuity on a non-exclusive basis in accordance with the terms of this Agreement.

8.2 Termination for Breach. Each Party may terminate this Agreement by written notice to the other Party at any time, if the other Party breaches any provision of this Agreement and fails to cure such breach within thirty (30) days of receipt of a written notice thereof from the non-breaching Party.

8.3 Termination for Patent Challenge. Novan may terminate this Agreement by written notice if Licensee or its Affiliate or sublicensee directly, or through assistance granted to a Third Party, commences or participates (except as such participation may be required by applicable law) in any interference, pre- or post-grant opposition or other pre- or post-grant proceeding related to the validity, enforceability and/or patentability of, or challenges the validity or enforceability of, any Novan Patent before any tribunal or patent office.

8.4 Additional Termination by Licensee. Licensee may terminate this Agreement for any reason or no reason without penalty on ninety (90) days written notice to Novan. Such termination shall become effective at the end of such ninety (90) day period.

8.5 Effect of Termination. Upon termination of this Agreement all licenses granted to Licensee and any sublicenses thereunder will cease to be in effect. In addition, upon termination of this Agreement, each Party shall return to the other Party, or destroy, all Confidential Information belonging to the other Party, in each case except as necessary for such Party’s continued enjoyment of any license or right that survives termination of this Agreement.

8.6 Survival. Expiration or termination of this Agreement for any reason will not relieve either Party of any obligation or liability accruing prior thereto and will be without prejudice to the rights and remedies of either Party with respect to any antecedent breach of the provisions of this Agreement. The provisions of Sections 2.2 (but only in connection with expiration of this Agreement and not its earlier termination), 2.3, 2.4, 2.5, 2.6, 2.8, 5.2, 8.5, 8.6, 8.7 and 8.8, and Articles 1 (to the extent required to enforce other surviving rights and obligations), 4, 6, 7 and 9, are intended to and shall survive termination or expiration of this Agreement in accordance with the terms of such Articles or Sections.

8.7 Bankruptcy Code. All licenses granted under this Agreement will be deemed licenses of rights to intellectual property for purposes of Section 365(n) of the United States Bankruptcy Code and a licensee under this Agreement will retain and may fully exercise all of its rights and elections under the United States Bankruptcy Code.

8.8 Additional Remedies. The remedies set forth in this Article 8 or elsewhere in this Agreement will be in addition to, and will not be to the exclusion of, any other remedies available to the Parties at law, in equity or under this Agreement.

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9. GENERAL

9.1 Independent Contractors. The Parties are and at all times will be and remain independent contractors as to each other, and at no time will either Party be deemed to be the agent or employee of the other. No joint venture, partnership, agency, or other relationship will be created or implied as a result of this Agreement.

9.2 Governing Law. Any questions, claims, disputes, or litigation concerning or arising from this Agreement shall be governed by the laws of the State of North Carolina without giving effect to the conflicts of laws principles of that state or other country. Subject to Section 9.3, all disputes with respect to this Agreement shall be brought and heard exclusively either in the North Carolina state courts located in Durham County, North Carolina, or the federal district court for the Middle District of North Carolina located in Wake County, North Carolina. The Parties each consent to the in personam jurisdiction and venue of such courts exclusively.

9.3 Dispute Resolution.

(a) Organization Resolution. The Parties will try to settle their differences amicably between themselves. In the event of any controversy or claim arising out of or relating to any provision of this Agreement or the performance or alleged non-performance of a Party of its obligations under this Agreement (“Dispute”), a Party may notify the other Party in writing of such Dispute. Upon a Party’s receipt of written notice of a Dispute, the Dispute will be referred to the respective representatives of the Parties with authority to resolve the Dispute. If the designated representatives of the Parties are unable to resolve the Dispute within [***] ([***]) days of receipt of the written notice by the other Party, the Dispute will be referred to the Chief Executive Officers of each of the Parties (or any other representative designated by the board of directors of the applicable Party) who will use their good faith efforts to resolve the Dispute within [***] ([***]) days after it was referred to the Chief Executive Officers (or other such representative).

(b) Arbitration. Any Dispute that is not resolved as provided in Section 9.3(a), whether before or after termination of this Agreement, will be resolved by final and binding arbitration. Each Party may refer such Dispute for arbitration by written notice to the other Party. Such Disputes will be finally settled by the American Arbitration Association (“AAA”) under its Commercial Arbitration Rules and Mediation Procedures (the “Rules”), or by such other arbitration tribunal or arbitration rules as the Parties may agree upon. Arbitration proceedings will be held in Raleigh, North Carolina, U.S.A, or in another place which is mutually agreeable to the Parties. The arbitration shall be conducted and the award shall be rendered in English. The arbitration will be conducted by three (3) arbitrators agreed to by the Parties within [***] ([***]) days of receipt by respondents of the request for arbitration or, in default of such agreement, according to the Rules’ Expedited Procedures for the Appointment and Qualifications of Arbitrators. [***] selected shall be a lawyer with pharmaceutical and medical device industry legal experience. During the period beginning with the selection of the arbitrators and ending upon the conclusion of the arbitration proceedings, the Parties may conduct such discovery as is permitted under the

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Rules; provided, however, that the Parties shall be entitled, without any further showing of good cause to the arbitrators, to [***]. In conducting the arbitration, the arbitrators will apply the Rules as they apply to matters of evidence. The decision by the arbitrators shall be final and binding upon the Parties, their successors and permitted assigns and the Parties will comply with such decision in good faith. The award may be entered and enforced in any court having jurisdiction. Without limitation of the foregoing, each Party hereby submits itself to the jurisdiction of the courts of the place where the arbitration is held, but only for the entry of judgment with respect to the decision of the arbitrators hereunder. The fees and expenses of the arbitrators, the fees and expenses of a court reporter, and any expenses for a hearing room, will be [***]. The Parties will otherwise bear [***].

(c) [***] Arbitration for Certain Matters. Notwithstanding the foregoing provisions of Section 9.3(b), any Disputes related to [***] of this Agreement shall be resolved through binding arbitration administered by the AAA as follows:

(i) Within [***] ([***]) days of receipt by respondent of the request for arbitration, the Parties shall designate in writing a single arbitrator to resolve the dispute. If the Parties cannot agree on an arbitrator within such [***]-day period, or if the arbitrator agreed to by the Parties declines to serve, an arbitrator shall be selected, within [***] ([***]) days after notice from either Party of such inability to agree on an arbitrator willing to serve, by the AAA. The arbitrator shall be a lawyer with pharmaceutical and medical device industry legal experience who is available to serve on the timetable established in this Section 9.3(c), and shall not be an Affiliate, or an employee, consultant, legal advisor, officer, director or stockholder of, or have any conflict of interest with respect to, any Party. Arbitration proceedings will be held in Raleigh, North Carolina, U.S.A, or in another place which is mutually agreeable to the Parties

(ii) The Party submitting a dispute to arbitration shall include with its notice pursuant to Section 9.3(b) a written summary of the disputed issues, not to exceed [***] ([***]) pages per disputed issue, and a proposed ruling on the merits of each such issue. Within [***] ([***]) days thereafter, the other Party shall provide a written response, not to exceed [***] ([***]) pages per disputed issue, as well as such other Party’s proposed ruling on the merits of each disputed issue, to the Party initiating such arbitration and to the arbitrator.

(iii) Within [***] ([***]) days after the selection of the arbitrator and in any event within [***] ([***]) days after the notice initiating the arbitration, the arbitrator and the Parties shall meet. During such meeting, the arbitrator shall establish a schedule for discovery. Unless the Parties otherwise agree, the arbitrator shall limit discovery by each Party to [***]

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[***]. The Parties shall have [***] ([***]) days to respond to written discovery. Depositions shall be scheduled at the mutual convenience of the Parties and the witnesses; provided that all discovery shall be conducted so as to be completed within [***] ([***]) days after the initiation of arbitration.

(iv) The arbitrator shall set a date for a hearing, which shall be no later than [***] ([***]) days after the notice initiating the arbitration pursuant to Section 9.3(b). At the hearing, in accordance with a schedule established by the arbitrator, the Parties shall present evidence with respect to each of the disputed issues.

(v) Within [***] ([***]) days following the close of the hearing, the Parties shall submit post-hearing briefs to the arbitrator. The post-hearing briefing shall not exceed twenty double-spaced pages. Within [***] ([***]) days after the timely submission of post-hearing briefs, the arbitrator shall enter a written award that rules on each disputed issue and that sets forth the grounds for the decision, applying the law of the State of North Carolina. The determination of the arbitrator as to the resolution of any dispute shall be binding and conclusive upon all Parties. Either Party may bring an action in any court of competent jurisdiction to enforce a final award entered by the arbitrator. The Parties expressly agree that the state and federal courts located in the State of North Carolina have jurisdiction to confirm the arbitration award and enter judgment thereon. The Parties hereby waive any and all objections and defenses to such jurisdiction regardless of the nature of such objection or defense.

(vi) The (i) [***], (ii) [***] and (iii) [***], shall be borne by the non-prevailing Party or, if neither Party is the prevailing Party as to all disputed issues, by the Parties in inverse proportion to the proportion of the dispute on which they prevailed, respectively, as determined by the arbitrator. Prior to such determination, each Party shall bear its own [***] and [***]; provided that the arbitrator shall, in his or her final award, require the non-prevailing Party (or the Party that prevails on [***]) to reimburse the other Party for the excess share of such costs and expenses borne by such other Party prior to such determination.

(vii) Except as modified by this Section 9.3(c), Disputes subject to arbitration hereunder shall be governed by the Rules.

(d) Confidentiality. Except as may be required by applicable law, neither a Party nor the arbitrator(s) may disclose the existence, content or results of any arbitration award without the prior written consent of both Parties, unless to protect or pursue a legal right.

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(e) Disputes Not Subject to Arbitration.

(i) IP Disputes. Notwithstanding the Parties’ agreement to arbitrate, unless the Parties agree in writing in any particular case, claims and disputes between the Parties relating to or arising out of, or for which resolution depends in whole or in part on a determination of the interpretation, validity, enforceability or infringement of, Patents or the misappropriation of trade secrets, shall not be subject to arbitration under this Agreement, and the Parties may pursue whatever rights and remedies may be available to them under law or equity, including litigation in a court of competent jurisdiction, with respect to such claims and disputes.

(ii) Emergency Relief. Notwithstanding the Parties’ agreement to arbitrate, the Parties hereby agree that either Party may apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief to enforce or prevent any violation of this Agreement. Without prejudice to such provisional remedies as may be available under the jurisdiction of a court, the arbitral tribunal under this Section 9.3 shall have full authority to grant provisional remedies and to direct the Parties to request that any court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any Party to respect the arbitral tribunal’s orders to that effect.

9.4 No Assignment. Neither Party may assign, delegate or otherwise transfer, in whole or in part, any rights or obligations under this Agreement, by operation of law or otherwise, without the other Party’s express prior written consent, which shall not be unreasonably withheld; provided, however, that a Party may assign or transfer its rights and delegate its obligations under this Agreement without such consent: (a) to the transferee or successor entity to such Party upon the transfer or sale of all or substantially all of the business of such Party to which this Agreement relates to a Third Party, whether by merger, sale of stock, sale or transfer of assets or otherwise; or (b) to an Affiliate, provided that the assigning Party shall remain liable and responsible to the other Party for the performance and observance of all such duties and obligations by such Affiliate for so long as such entity remains an Affiliate of the assigning Party. In the case of any permitted assignment or transfer of or under this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the transferees, successors and assigns of the Parties hereto. Any attempted assignment, delegation, or transfer in violation of the foregoing will be null and void. In connection with any assignment or transfer of this Agreement by a Party, the Patents and Know-How licensed by such Party to the other Party under this Agreement shall not include any Patents or Know-How Controlled by the transferee, successor or assignee of, or any Acquirer of, such Party (or any Affiliate thereof, excluding Licensee as a result of such transaction) prior to such assignment or transfer or developed outside of any activities under this Agreement.

9.5 Compliance with Laws. Each Party will comply with all applicable federal, state, provincial and local laws, rules, and regulations in performance of its obligations under this Agreement.

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9.6 Notices. All notices or reports permitted or required under this Agreement will be in writing and will be delivered by personal delivery, telecopier, facsimile transmission, or by certified or registered mail, return receipt requested, and shall be deemed given upon personal delivery, five days after deposit in the mail, or upon acknowledgment of receipt of electronic transmission. Notices shall be sent to the addresses set forth below. Either party may amend its address upon written notice to the other.

If to Novan:	If to Licensee:

Novan, Inc.	KNOW Bio, LLC
4222 Emperor Boulevard, Suite 200	627 Davis Drive, Suite 400
Durham, NC 27703	Morrisville, NC 27560
Attn: [***]	Attn: [***]

9.7 Waivers; Amendment. No waiver of any terms or conditions of this Agreement will be valid or binding on a Party unless such Party makes the waiver in writing. Any such waiver shall constitute a waiver only with respect to the specific matter described therein and shall in no way impair the rights of the Party granting such waiver in any other respect or at any other time. The failure of one Party to enforce any of the provisions of this Agreement, or the failure to require at any time the performance of the other Party of any of the provisions of this Agreement, will in no way be construed to be a present or future waiver of such provisions, nor in any way affect the ability of a Party to enforce each and every provision thereafter. This Agreement may not be altered, amended, modified, or otherwise changed in any way except by a written instrument signed by the authorized representatives of each Party.

9.8 Severability. If any provision of this Agreement is found or held to be invalid or unenforceable by any tribunal of competent jurisdiction, then the meaning of such provision will be construed, to the extent feasible, so as to render the provision enforceable, and if no feasible interpretation would save such provision, it will be severed from the remainder of this Agreement, which will remain in full force and effect.

9.9 Construction. The headings of sections of this Agreement are included solely for convenience of reference and are not to be used to interpret, construe, define, or describe the scope of any aspect of this Agreement. As used in this Agreement, the word “including” means “including but not limited to”. Each Party represents that it has had the opportunity to participate in the preparation of this Agreement, and any rule of construction to the effect that ambiguities are to be resolved against the drafting Party will not be followed in connection with the construction or interpretation of this Agreement. For purposes of this Agreement, the word “will” shall be equivalent in meaning to the word “shall,” both of which describe an act or forbearance which is mandatory under this Agreement. The word “may” describes an act or forbearance which is optional under this Agreement. Unless otherwise expressly stated to the contrary herein, all remedies are cumulative, and the exercise of any express remedy by either Party does not by itself waive such Party’s right to exercise its other rights and remedies available at law or in equity.

9.10 Entire Agreement. This Agreement, including its attached exhibit, constitutes the entire agreement and final understanding of the Parties with respect to the subject matter hereof, and supersedes any other and all prior or contemporaneous negotiations, representations, understandings, discussions, offers, and agreements between the Parties, whether written or oral,

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express or implied, relating in any way to the subject matter hereof. This Agreement is intended by the Parties to be a complete and wholly integrated expression of their understanding and agreement.

9.11 Counterparts. This Agreement may be executed in counterparts (by facsimile transmission or in Adobe Portable Document Format (PDF) sent by electronic mail), each of which will be considered an original, but all of which together will constitute one and the same instrument.

Signature Page to Follow

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

Novan, Inc.		KNOW Bio, LLC

By:	/s/ Nathan Stasko	By:	/s/ Neal Hunter
Name:	Nathan Stasko, PhD	Name:	Neal Hunter
Title:	President	Title:	Managing Director

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Appendix A

Novan Patents

[***]

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix B

Separately-Licensed Patents

[***]

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[***]

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix C

Additional UNC Patents

[***]

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.